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                                                                    Exhibit 10.2

              THIRD AMENDMENT TO LINE OF CREDIT LOAN AGREEMENT AND
                   TO AMENDED AND RESTATED SECURITY AGREEMENT


           THIS THIRD AMENDMENT TO LINE OF CREDIT LOAN AGREEMENT AND TO AMENDED AND RESTATED SECURITY AGREEMENT is made and entered into as of the 30th day of January, 1998, by and between FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association ("Bank"), LANDAIR SERVICES, INC., a Tennessee corporation ("Borrower"), LANDAIR TRANSPORT, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LTI"), LANDAIR INTERNATIONAL AIRLINES, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LIA"), TRANSPORTATION PROPERTIES, INC., previously known as "Landair Properties, Inc.," a Tennessee corporation which is a wholly owned subsidiary of Borrower ("LPI"), and FORWARD AIR, INC., a Tennessee corporation which is a wholly owned subsidiary of Borrower ("FAI").

                                    RECITALS

           A. Bank and Borrower, LTI, LIA, LPI AND FAI (Borrower, LTI, LIA, LPI and FAI sometimes referred to herein collectively as the "Borrowing Entities") have entered into that certain Line of Credit Loan Agreement dated as of October 17, 1994, providing for a loan in the amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00) (the "Original Loan"), to fund operating expenses and to cover any advances under letters of credit issued for the benefit of creditors of the Borrowing Entities, and relating to Inventory and other property of the Borrowing Entities (the "Original Loan Agreement").

           B. Bank made the Original Loan to Borrower pursuant to various loan documents, among them a promissory note dated as of October 17, 1994, in the original principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00) (the "Master Draw Note"), an amended and restated security agreement securing the obligations of the Borrowing Entities with respect to the Original Loan dated as of October 17, 1994, under which a security interest was and is granted in the Collateral (the "Original Security Agreement"), and the Original Loan Agreement.

           C. Bank and the Borrowing Entities extended the maturity date set forth in the Master Draw Note, increased the principal indebtedness which was able to be drawn with respect to the aforesaid line of credit facility, and modified other terms and provisions set forth in the Master Draw Note, in the Original Loan Agreement and in the Original Security Agreement, by instruments dated as of May 31, 1995. Such modifications to the Master Draw Note and the outstanding indebtedness evidenced thereby were, as of May 31, 1995, set forth in and evidenced by that certain Restated, Amended and Replacement Promissory Note (the "Initial Replacement Note") dated as of May 31, 1995, executed by Borrower, payable to the order of Bank, and in the



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original principal amount of Fifteen Million Dollars ($15,000,000.00) (the
"Amended Loan"). Such modifications to the Original Loan Agreement and to the Original Security Agreement were set forth in that certain First Amendment to Line of Credit Loan Agreement and to Amended and Restated Security Agreement (the "First Amendment") dated as of May 31, 1995, executed by the Borrowing Entities and Bank.

           D. Bank and the Borrowing Entities extended the maturity date set forth in the Initial Replacement Note and modified other terms and provisions set forth in the Initial Replacement Note and in the Original Loan Agreement and the Original Security Agreement, as amended by the First Amendment, by instruments dated as of January 28, 1997. Such modifications to the Initial Replacement Note and the outstanding indebtedness evidenced thereby were, as of January 28, 1997, set forth in and evidenced by that certain Restated, Amended and Replacement Promissory Note (the "Second Replacement Note") dated as of January 28, 1997, executed by the Borrowing Entities, payable to the order of Bank, and in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "New Loan"). Such modifications to the Original Loan Agreement and to the Original Security Agreement, as amended by the First Amendment, were set forth in that certain Second Amendment to Line of Credit Loan Agreement and to Amended and Restated Security Agreement (the "Second Amendment") dated as of January 28, 1997, executed by the Borrowing Entities and Bank.

           E. Bank and the Borrowing Entities have agreed to change the interest rate in the Second Replacement Note and to modify other terms and provisions set forth in the Second Replacement Note and in the Original Loan Agreement and the Original Security Agreement, as amended by the First Amendment and the Second Amendment. Such modifications to the Second Replacement Note are set forth in and evidenced by that certain Restated, Amended and Replacement Promissory Note (the "Third Replacement Note") of even date herewith executed by the Borrowing Entities, payable to the order of Bank, and in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "Modified New Loan").

           F. Bank and the Borrowing Entities desire (i) that the prompt and punctual payment of the Second Replacement Note, as amended, restated and replaced by the Third Replacement Note, be secured by the Original Loan Agreement and the Original Security Agreement, as amended by the First Amendment and the Second Amendment , in accordance with the terms thereof and hereof, and
(ii) to modify certain other provisions of the Original Loan Agreement and of the Original Security Agreement, as amended by the First Amendment and the Second Amendment, as set forth herein.

           G. The Second Replacement Note, as amended, restated and replaced by the Third Replacement Note, the Original Loan Agreement and the Original Security Agreement, as amended by the First Amendment and the Second Amendment, the First Amendment, the Second Amendment, this instrument, the Guaranties and all other instruments executed in connection with the Original Loan, the Amended Loan, the New Loan and the Modified New Loan are herein sometimes referred to collectively as the "Loan Documents."




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                              TERMS AND CONDITIONS

           NOW, THEREFORE, in consideration of the foregoing and of the agreements set out in this instrument, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

          1. The foregoing RECITALS are agreed to by the parties and incorporated by reference herein.

          2. The Borrowing Entities have made and delivered the Third Replacement Note to Bank, and Bank has accepted the same in accordance with the provisions hereof and of the other Loan Documents.

          3. The Loan Documents are hereby amended to include the following:

                    (a) The "Commitment Fee" as described and defined in the first sentence in the third full paragraph on page 1 of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, shall continue to refer to the commitment fee outlined in the commitment letter for the Amended Loan dated May 25, 1995, with respect to future advances under the Third Replacement Note.

                    (b) The "Draw Certificates" form attached as Exhibit D to the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, is replaced with the form attached hereto as Exhibit A.

                    (c) The "Equipment Note" and the "Master Draw Note" as described and defined in Sections 1.15 and 1.26 of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, shall now refer to the promissory note of the Borrowing Entities of even date herewith, a copy of which is attached hereto as Exhibit B. Similarly, the term "Committed Equipment Loan Amount" in Section 1.26 of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, shall continue to refer to the principal amount of Fifteen Million Dollars ($15,000,000.00).

                    (d) The "Guaranties" as described and defined in Section
1.18 of the Original Loan Agreement and in Recital V of the Original Security Agreement, as amended by the First Amendment, shall continue to refer to those guaranty agreements dated May 31, 1995, copies of which were attached as collective Exhibit C to the First Amendment, which shall remain in full force and effect, it being understood and agreed, however, that the primary obligations of the guarantors under said Exhibit C agreements with respect to the Modified New Loan are as makers of the Third Replacement Note. All obligations of each Borrowing Entity as a "guarantor" under any Guaranty shall include all obligations of each and every Borrowing Entity under the Equipment Note, the Line Note and all documents relating thereto (including this instrument).




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                    (e) The "Line Note" as described and defined in Section 1.23 of the Original Loan Agreement and which is described and defined as the "Note in Recital II of the Original Security Agreement, as amended by the First Amendment and the Second Amendment, shall now refer to the promissory note of the Borrowing Entities of even date herewith attached hereto as Exhibit C, which evidences the Modified New Loan.

                    (f) The "Loan Agreement" as described and defined in Section
1.25 of the Original Loan Agreement and in Recital I of the Original Security Agreement, as amended by the First Amendment and the Second Amendment, shall now refer to the Original Loan Agreement, as amended by the First Amendment and the Second Amendment and as further amended by this instrument.

                    (g) The "Loan" as described and defined in Recital I of the Original Security Agreement, as amended by the First Amendment and the Second Amendment, shall now refer to the Modified New Loan.

                    (h) The "Security Agreement" as described and defined in
Section 1.35 of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, shall now refer to the Original Security Agreement, as amended by the First Amendment and the Second Amendment and as further amended by this instrument.

                    (i) The "Stated Interest Rate" as described and defined in
Section 2.3(a) of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, shall now refer to the lesser of the (1) Maximum Rate, or (2) a rate equal to the LIBOR Rate plus one hundred thirty-five (135) Basis Points expressed on a per annum basis, to be applicable to interest charges for the period of time commencing on February 1, 1998, until the Termination Date. The terms "LIBOR Rate" and "Basis Points" shall have the same meanings as given and afforded to them in the Third Replacement Note.

                    (j) The "Termination Date" as described and defined in
Section 1.36 of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, shall now refer to May 31, 1999, unless such date is extended pursuant to the provisions of Section 9.12 of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, in which event such extended date shall be the Termination Date.

                    (k) The date "December 25, 1993" found in Sections 5.3(a) and 5.3(b) of the Original Loan Agreement, as amended by the First Amendment and the Second Amendment, shall continue as changed in the Second Amendment as "December 31, 1996," and Borrower, LTI, LIA, LPI and FAI hereby confirm and ratify the truth and accuracy of the representations and warranties made by them in said Sections 5.3(a) and 5.3(b), as amended by the First Amendment and the Second Amendment, with such change.

                    (l) The list of actions, suits and proceedings described in
Section 5.5 of the Original Loan Agreement and listed on Exhibit J to the Original Loan Agreement, as amended by



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the First Amendment and the Second Amendment, is hereby supplemented and replaced by Exhibit D attached hereto, and Borrower, LTI, LIA, LPI and FAI hereby confirm and ratify the representations and warranties made by them in said Section 5.5, as amended by the First Amendment and the Second Amendment, with such change.

                    (m) The amount "Twenty-Nine Million Dollars
($29,000,000.00)" found in Section 6.8 of the Original Loan Agreement, as amended to "Thirty-One Million Dollars ($31,000,000.00)" in the First Amendment, shall continue as changed in the Second Amendment as "Forty Million Dollars ($40,000,000.00) until fiscal year end 1997 for the Borrower," and to a potentially higher (but not lower) number equal to "Forty Million Dollars ($40,000,000.00) plus seventy-five percent (75%) of after-tax profit in each fiscal year of Borrower thereafter until payment in full of the principal of and interest on the Borrower Loans," and Borrower, LTI, LIA, LPI and FAI hereby confirm and ratify the truth and accuracy of the representations and warranties made by them in said Section 6.8 with such changes.

                    (n) The amount "Five Hundred Thousand Dollars ($500,000.00)" found in Section 6.9 of the Original Loan Agreement shall continue as changed in the Second Amendment as "Two Million Five Hundred Thousand Dollars ($2,500,000.00)," and Borrower, LTI, LIA, LPI and FAI hereby confirm and ratify the truth and accuracy of the representations and warranties made by them in said Section 6.9 with such change.

                    (o) Section 6.10 of the Original Loan Agreement, as amended by the First Amendment, remains as is, and Borrower, LTI, LIA, LPI and FAI hereby covenant and agree that each of them will, from the date hereof until payment in full of the principal of and interest on the Borrower Loans, maintain the debt-to-equity ratio set forth in the First Amendment and otherwise satisfy their covenants as set forth on Exhibit F to the First Amendment.

                    (p) Section 6.11 of the Original Loan Agreement remains as is, and Borrower, LTI, LIA, LPI and FAI hereby covenant and agree that each of them will, from the date hereof until payment in full of the principal of and interest on the Borrower Loans, maintain the cash flow coverage ratio set forth in said Section 6.11 of the Original Loan Agreement.

           4. The Borrowing Entities each represent and warrant to Bank that the RECITALS set forth above are true and correct in all material respects and all representations and warranties to Bank given by any of them in any one or more of the Loan Documents are true and correct as of the date hereof. Similarly, Borrower, LTI, LIA, LPI and FAI hereby covenant and agree to fulfill all of their obligations and agreements made in the Loan Documents. Each Borrowing Entity agrees to pay directly, or reimburse Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the enforcement of any one or more of the Loan Documents and the collection of any amounts owing by any of the Borrowing Entities with respect thereto.

          5. Notwithstanding any provisions of the Loan Documents or any prior understanding or agreement of or by any one or more of the Borrowing Entities with Bank, as of



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the date of execution hereof, (a) the obligations of any one or more of the
Borrowing Entities under any one or more of the Loan Documents, including the Guaranties, are intended to be secured by all the assets of each of the Borrowing Entities now or hereafter owned by any one or more of the Borrowing Entities and which assets are subject to the granting of a security interest under the laws of the State of Tennessee or any other state where any of the assets of any one or more of the Borrowing Entities may from time to time be located and the federal laws of the United States of America (the "Pledged Assets"), and in furtherance of the foregoing, each of the Borrowing Entities hereby pledges and grants a security interest in all right, title and interest of each of the Borrowing Entities in the Pledged Assets to and in favor of Bank, and (b) each of the Borrowing Entities hereby jointly and severally, agrees to pay and perform each and every obligation of payment and/or performance of any other Borrowing Entity under any one or more of the Loan Documents.

           6. Except as specifically modified hereby, the Loan Documents shall remain in full force and effect, and the same are hereby ratified and confirmed by the Borrowing Entities in all respects. In the events of any conflict between any provisions of any one or more of the Loan Documents, the provisions most favorable to Bank shall apply. This instrument is not intended to, and will not, effect a novation of the indebtedness evidenced by the Second Replacement Note outstanding as of the date the Second Replacement Note was amended, restated and replaced by the Third Replacement Note, nor are the liens of the security interests granted under the Original Security Agreement, as amended by the First Amendment and the Second Amendment, intended to be released, altered, or changed in any manner except as specifically stated herein. All capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Original Loan Agreement, as amended by the First Amendment and the Second Amendment.

           7. As an inducement to Bank to make the Modified New Loan, (a) the Borrowing Entities shall deliver, or cause to be delivered, to Bank the following: (i) certified resolutions of the board of directors of each of the Borrowing Entities authorizing this instrument and the other Modified New Loan documents; (ii) an opinion of counsel and/or "certificate of general counsel" and such other documentation, if any, as may be reasonably requested by Bank to satisfy Bank that this instrument and the other Modified New Loan documents have been duly authorized, executed and delivered on behalf of each Borrowing Entity, and constitutes the valid and binding obligation of each of the Borrowing Entities; (iii) appropriate UCC-1 or UCC-3 Financing Statements as necessary to accomplish the purposes of this instrument; and (iv) UCC-11 lien searches as may be required by Bank evidencing no liens or encumbrances on any of the Pledged Assets of any of the Borrowing Entities except liens granted pursuant to the Borrower Loans, and liens or encumbrances, if any, approved by Bank; (b) the Borrowing Entities shall pay directly or reimburse Bank for all fees and expenses, including, but not limited to, any and all filing fees, recording fees, and reasonable expenses and fees of legal counsel, incurred in connection with the preparation and enforcement of this instrument and other Modified New Loan documents; and (c) each Borrowing Entity shall execute and deliver to Bank all further documents and perform all other acts which Bank reasonably shall deem necessary or appropriate to perfect or protect the lien and security interests granted pursuant to the Borrower Loans.




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           IN WITNESS WHEREOF, this Third Amendment to Line of Credit Loan
Agreement and to Amended and Restated Security Agreement has been entered into by the parties hereto as of the day and year first above written.

"BANK"                                              "BORROWER"

FIRST TENNESSEE BANK NATIONAL                       LANDAIR SERVICES, INC.
  ASSOCIATION

By: __________________________                      By: ______________________
Name:  _______________________                            Scott M. Niswonger,
Title:  ______________________                            President


                                                    "LTI"

                                                    LANDAIR TRANSPORT, INC.


                                                    By: ______________________
                                                          Eddie R. Brown,
                                                          President


                                                    "LIA"

                                                    LANDAIR INTERNATIONAL
                                                    AIRLINES, INC.


                                                    By: ________________________
                                                          Bruce A. Campbell,
                                                          President


                                                    "LPI"

                                                    TRANSPORTATION PROPERTIES,
                                                    INC. previously known as
                                                    Landair Properties, Inc.

                                                    By: ________________________
                                                          Bruce A. Campbell,
                                                          President





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                                                    "FAI"

                                                    FORWARD AIR, INC.

                                                    By: ________________________
                                                          Bruce A. Campbell,
                                                          President



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                                    EXHIBIT A

                 THIRD AMENDED LINE OF CREDIT LOAN DRAW REQUEST

Number:           ____________________

Date:             _____________, 19___

Bank:             First Tennessee Bank National Association

Borrower:         Landair Services, Inc., Landair Transport, Inc., Landair
                  International Airlines, Inc., Transportation Properties, Inc.
                  previously known as "Landair Properties, Inc.," and Forward
                  Air, Inc.

Loan Amount:      $15,000,000.00   Date of Loan: January 30, 1998

Amount Previously
Advanced or
Reserved for
Future Advance    $__________________

Amount Remaining
for Disbursement  $__________________

           The Borrower requests (a) an advance of $_____________ to be made on ________________, 19__ for the payment and purposes shown on the attached schedule, or (b) a letter of credit in the face amount of $______________, to be issued on ________________, 19__, for the purposes and to the party shown on the attached schedule. To induce the Bank to make the advance or to issue the letter of credit, the undersigned does hereby certify as follows:

          1.        No Default exists or is imminent.

          2. All previous advances and letters of credit have been used strictly in conformity with the loan documents and the representations contained in all prior draw requests.

          3. No lien claims are asserted against the property which has been pledged as collateral for the line of credit.

          4. All representations and warranties made by the entities constituting the Borrower in the loan documents are true, in all material respects, as if made on this date.




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          5.        By accepting the advance and/or the issuance of the letter of credit, the Borrower certifies that all statements made in this draw request are true as of the moment of the advance and/or the issuance of the letter of credit.

          6. Advance or Letter of Credit amount to be credited to Account No. _____________.


                           Loan Amount                       $15,000,000.00

                           Previous Advances or Reserves
                           for Future Advances               $_______________

                           This Advance or Letter of Credit
                           Amount                            $________________

                           Total Advances and Letters of
                           Credit Amounts Evidenced by
                           Line of Credit Note               $________________

                           Amount Remaining for
                           Disbursement                      $________________


DATED:  This ___ day of _______________, 19__.


                                      "BORROWER":

                                      LANDAIR SERVICES, INC.


                                      By: __________________________________
                                      Its:  ________________________________


                                      LANDAIR TRANSPORT, INC.


                                      By: __________________________________
                                      Its:  ________________________________





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                                      LANDAIR INTERNATIONAL AIRLINES, INC.


                                      By: __________________________________
                                      Its: _________________________________


                                      TRANSPORTATION PROPERTIES, INC.
                                      previously known as "Landair
                                      Properties, Inc."


                                      By: ___________________________________
                                      Its: __________________________________


                                      FORWARD AIR, INC.


                                      By: ___________________________________
                                      Its: __________________________________



Approved:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION


By:_______________________________________
Its: _____________________________________

DATE: ____________________________________



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